Total Capital and Net Income Per Unit	6 Months Ended
Jun. 30, 2021
Equity [Abstract]
Total Capital and Net (Loss) Income Per Unit	and Net Income (Loss) Per Common Unit
As at June 30, 2021, approximately 58.7% of the Partnership’s common units outstanding were held by the public. The remaining common units, as well as the 1.8% general partner interest, were held by subsidiaries of Teekay Corporation. All of the Partnership's outstanding Series A Cumulative Redeemable Perpetual Preferred Units (or the Series A Preferred Units) and Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (or the Series B Preferred Units) are held by the public.

On May 11, 2020, Teekay Corporation and the Partnership agreed to eliminate all of the Partnership's incentive distribution rights, which were held by the General Partner, in exchange for the issuance to a Teekay Corporation subsidiary of 10.75 million newly-issued common units of the Partnership. The common units were valued at $122.6 million, based on the prevailing unit price at the time of issuance. This transaction has decreased the General Partner’s equity by $2.3 million representing its 1.8% proportionate share of the cost to eliminate the incentive distribution rights. This transaction has increased the limited partners’ equity by $2.3 million, representing the excess value of the common units issued over its 98.2% share of the cost to eliminate the incentive distribution rights. Subsequent to the elimination of the Partnership’s incentive distribution rights, the amount of net income attributable to the limited partners and General Partner is based on the limited partners' and General Partner’s respective ownership percentages.

Net Income (Loss) Per Common Unit

Limited partners' interest in net income (loss) per common unit is determined by dividing net income (loss), after deducting the amount of net income attributable to the non-controlling interests, the General Partner’s interest and the distributions on the Series A and Series B Preferred Units, by the weighted-average number of common units outstanding during the period. The distributions payable on the Series A and Series B Preferred Units for the three and six months ended June 30, 2021 and 2020 were $6.4 million and $12.9 million, respectively.

	Three Months Ended June 30,
	2021	2020
	$	$
Limited partners' interest in net income for basic net income per common unit	46,040	37,796
Weighted average number of common units	86,970,999	82,197,665
Dilutive effect of unit-based compensation	162,147	64,570
Weighted average number of common units and common unit equivalents	87,133,146	82,262,235
Limited partner's interest in net income per common unit:
Basic	0.53	0.46
Diluted	0.53	0.46

	Six Months Ended June 30,
	2021	2020
	$	$
Limited partners' interest in net income (loss) for basic net income (loss) per common unit	125,780	(834)
Weighted average number of common units	86,963,374	79,629,623
Dilutive effect of unit-based compensation	149,142	—
Weighted average number of common units and common unit equivalents	87,112,516	79,629,623
Limited partner's interest in net income (loss) per common unit:
Basic	1.45	(0.01)
Diluted	1.44	(0.01)

Common Unit Repurchases
In December 2018, the Partnership announced that the General Partner's Board of Directors authorized a common unit repurchase program for the repurchase of up to $100 million of the Partnership's common units. During the six months ended June 30, 2020, the Partnership repurchased 1.4 million common units for $15.3 million, and associated general partnership interest of $0.3 million. Since the announcement of the common unit repurchase program, the Partnership has repurchased a total of 3.6 million common units for a total cost of $44.2 million. As at June 30, 2021, the remaining dollar value of units that may be purchased under the program is approximately $55.8 million.